LOANS PAYABLE	12 Months Ended
Dec. 31, 2022
Loan Payable [Abstract]
LOANS PAYABLE [Text Block]

8. LOANS PAYABLE

	Convertible	Other
	loan facility	loans	Total
As at December 31, 2020	$3,062,706	$-	$3,062,706
Additions	6,383,148	5,000,000	11,383,148
Allocation of conversion feature	(1,209,507)	-	(1,209,507)
Conversion	(3,185,626)	-	(3,185,626)
Interest expense	768,508	49,863	818,371
Interest payments	(376,428)	-	(376,428)
Foreign exchange adjustments	21,980	-	21,980
As at December 31, 2021	$5,464,781	$5,049,863	$10,514,644
Interest expense	1,087,499	200,000	1,287,499
Interest payments	(494,197)	-	(494,197)
Foreign exchange adjustments	(376,656)	-	(376,656)
Gain on extension of loan payable	(346,251)	-	(346,251)
As at December 31, 2022	$5,335,176	$5,249,863	$10,585,039

Convertible Loan Facility

In March 2019, the Company entered into a convertible loan facility (the "Loan Facility") of C$12.0 million with Beedie Capital ("Beedie") to fund acquisitions of new royalties and streams. The Loan Facility consisted of an initial advance of C$7.0 million (the "First Drawdown"), with the remaining C$5.0 million available for subsequent advances.  The Loan Facility is secured by certain assets of the Company and can be repaid with no penalty at any time after the 12-month anniversary of each advance.

On August 6, 2020, the Company completed an amendment with Beedie on its Loan Facility (the "Loan Amendment").  As part of the Loan Amendment:

i. Beedie converted C$6.0 million of the First Drawdown at a conversion price of C$5.56 per share for a total of 1,079,136 common shares of the Company;

ii. the Company drew down the remaining undrawn C$5.0 million (the "Second Drawdown") available from the Loan Facility with a conversion price of C$9.90 per share;

iii. the Loan Facility was increased by an aggregate C$20.0 million. All future advances will have a minimum amount of C$2.5 million and each advance will have its own conversion price based on a 20% premium to the 30-day VWAP of the Company's shares on the date of such advance;

iv. if for a period of 30 consecutive trading days the 30-day VWAP is at a 50% premium above any or all of the conversion prices, the Company may elect to convert the principal amount outstanding under the Loan Facility at the respective conversion prices; and

v. the standby fee on all undrawn funds available under the Loan Facility will bear an interest rate of 1.5%.

In October 2020, Beedie converted the remaining C$1.0 million of the First Drawdown at a conversion price of C$5.56 per share for a total of 179,856 common shares of the Company and in March 2021, Beedie converted the entire C$5.0 million from the Second Drawdown at a conversion price of C$9.90 per share for a total of 505,050 common shares of the Company. Following the conversion of the First Drawdown and the Second Drawdown, under the Loan Facility and the Loan Amendment (together the "Amended Loan Facility") the Company had C$20.0 million available under the Amended Loan Facility with the conversion price to be determined on the date of any future advances.

In March 2021, the Company drew down $4.0 million (C$5.0 million) (the "Third Drawdown"), at a conversion price of C$14.30 per share, from the Amended Loan Facility of which $3.2 million was allocated to the liability portion and the residual value of $0.8 million was allocated to the conversion feature as equity reserves. A deferred tax liability of $0.2 million related to the taxable temporary difference arising from the equity portion of the convertible loan was recognized as an offset in equity reserves. The effective interest rate on the liability portion was 20.0% per annum, with an expected life of approximately two years.

In October 2021, the Company drew down $2.4 million (C$3.0 million) (the "Fourth Drawdown"), at a conversion price of C$11.16 per share, from the Amended Loan Facility of which $2.0 million was allocated to the liability portion and the residual value of $0.4 million was allocated to the conversion feature as equity reserves. A deferred tax liability of $0.1 million related to the taxable temporary difference arising from the equity portion of the convertible loan was recognized as an offset in equity reserves. The effective interest rate on the liability portion was 20.0% per annum, with an expected life of approximately one and a half years.

In August 2022, the Company and Beedie entered into an agreement to extend the maturity date of the Amended Loan Facility from April 22, 2023, to January 22, 2024 (the "Loan Extension"). In consideration for the Loan Extension the Company incurred a fee of 2.0% of the currently drawn amount of C$8.0 million, the C$160,000 fee is convertible into common shares at a conversion price of C$7.34 per share, calculated based on a 20% premium to the 30-day Volume Weighted Average Price of the Company's common shares on the close of trading on the trading day immediately prior to the effective date of the Loan Extension. Upon completion of the Loan Extension, the Company recognized a gain of $346,251 to reflect the change required in the amortized cost of the liability using the effective interest method over a longer period of time.

As at December 31, 2022, the Company had C$5.0 million outstanding with a conversion price of C$14.30 per share from the Third Drawdown, C$3.0 million outstanding with a conversion price of C$11.16 per share from the Fourth Drawdown, C$0.2 million outstanding with a conversion price of C$7.34 per share from the Loan Extension, and had C$12.0 million available under the Amended Loan Facility with the conversion price to be determined on the date of any future advances.

For the year ended December 31, 2022, the Company recognized finance charges of $137,943 (2021 - $181,970), related to costs associated with the Amended Loan Facility, including standby fees on the undrawn portion of the Amended Loan Facility, as well as set up and other associated costs.

Subsequent to period end the Company signed a binding term sheet to amend the Amended Loan Facility, see Note 17 for additional details.

Other Loans

In connection with the Castle Mountain acquisition in October 2021 (Note 4), the Company entered into a $5.0 million loan agreement with the arm's length seller bearing interest at a rate of 4.0% per annum until fully repaid. As per the terms of the agreement the principal amount and any accrued interest will be repaid no later than twenty months from the closing date of the acquisition. The loan is fully payable on June 1, 2023, as such it has been disclosed as a current liability on the Company's statement of financial position.